UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Stock Market LLC
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Extension of Employment Agreements of Spiro Rombotis and Paul McBarron

On June 15, 2021, Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Company”) entered into an Employment Agreement with each of Mr. Spiro Rombotis, President and Chief Executive Officer of the Company and Paul McBarron, Executive Vice President-Finance, Chief Financial Officer and Chief Operating Officer of the Company, each of which became effective as of January 1, 2021 (the “Employment Agreements”). On December 28, 2022, the Company entered into an Extension Agreement with each of Mr. Rombotis and Mr. McBarron (the “Extension Agreements”), which extend the term of the Employment Agreements by six months to June 1, 2023. The original terms of the Employment Agreements were scheduled to expire on January 1, 2023. The Extension Agreements will become effective as of January 1, 2023, and all other terms and conditions of the Employment Agreements remain the same.

The foregoing description of the Extension Agreements is a summary and is qualified in its entirety by reference to the terms of the Extension Agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Extension Agreement between Cyclacel Pharmaceuticals, Inc. and Spiro Rombotis, effective as of January 1, 2023.
10.2	Extension Agreement between Cyclacel Pharmaceuticals, Inc. and Paul McBarron, effective as of January 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	Executive Vice President-Finance,
Chief Financial Officer and Chief Operating Officer

Date: December 30, 2022